UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 15, 2019

United-Guardian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Marcus Boulevard, Hauppauge, New York 11788
(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

United-Guardian Inc.

Annual Meeting of Stockholders

May 15, 2019

VOTING RESULTS

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 15, 2019. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

Election of Directors: The Company’s stockholders elected the Board’s nominees as Directors of the Company by the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert S. Rubinger	1,860,276	381,328	2,152,865
Kenneth H. Globus	1,876,268	365,336	2,152,865
Lawrence F. Maietta	1,806,940	434,664	2,152,865
Arthur Dresner	2,109,010	132,594	2,152,865
Andrew A. Boccone	2,098,124	143,480	2,152,865
S. Ari Papoulias	2,097,245	144,359	2,152,865

Ratification of the appointment of Baker Tilly Virchow Krause LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending December 31, 2019.

The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-votes
4,340,980	32,556	20,933	N/A

Approval, on a nonbinding, advisory basis, to hold an advisory vote every year on the compensation paid to the Company's named executive officers.

The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,102,149	132,368	7,087	2,152,865

Approval, on an advisory basis, of the compensation being paid to the Company’s named executive officers.

The Company’s stockholders approved the proposal by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,153,150	79,620	8,834	2,152,865

Item 7.01. Regulation FD Disclosure.

On May 17, 2019, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated May 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United-Guardian, Inc.

Date: May 17, 2019	By:	/s/ Ken Globus
Ken Globus
President